                                                               Exhibit No. 10(n)
                           United States of America
                             Department of Energy

                          Richland Operations Office
                                 P.O. Box 550
                          Richland, Washington  99352


96-PRO-596

Mr. R. E. Tiller, General Manager
ICF Kaiser Hanford Company
Richland, Washington

Dear Mr. Tiller:

CONTRACT DE-AC06-93RL12359, TERMINATION FOR CONVENIENCE OF THE GOVERNMENT

     Pursuant to Clause 1.b. of the Assignment Agreement for Contract No. DE-AC06-93RL12359, RL has retained sole termination rights for your contract. You are hereby notified that effective midnight on September 30, 1996, the subject contract with ICF Kaiser Hanford Company is terminated in whole for the convenience of the Government. The administration of any termination claim or settlement will be performed by WHC as part of the closeout effort. If you have any questions on this decision, please call me or your staff may contact Bill Kellogg at 376-7489

                                         Sincerely,

                                         /s/ John D. Wagoner

                                         John D. Wagoner
                                         Manager
PRO:AWK

cc:  H.J. Hatch, FDH
     S.J. Morgan, WHC